SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             NOVEMBER 29, 1995

                            RITE AID CORPORATION
           (Exact name of registrant as specified in its charter)

         DELAWARE                      1-5742             23-1614034
 (State or other jurisdiction       (Commission File     (IRS Employer
 of incorporation or organization)    Number)            Identification No.)

                    30 HUNTER LANE, CAMP HILL, PA  17011
                  (Address of principal executive offices)

            Registrant's telephone number, including area code:
                               (717) 761-2633

                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)


     ITEM 5.   OTHER EVENTS.

          On November 29, 1995, Rite Aid Corporation (the "Registrant") and its wholly owned subsidiary, Ocean Acquisition Corporation (the "Purchaser"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Revco D.S., Inc. ("Revco") which provides for the merger of the Purchaser with and into Revco and for the Purchaser to make a cash tender offer (the "Offer") for at least 50.1% of the outstanding shares of common stock, par value $.01, of Revco (the "Shares") on a fully diluted basis at a price of $27.50 per Share. Pursuant to the Merger Agreement, the Offer will be followed by a second-step merger (the "Merger") in which each Share not acquired in the Offer will be converted into the right to receive the Registrant's common stock, par value $1.00 per share (the "Common Stock" or "Registrant Common Stock"), and/or, under certain circumstances, cash.

          Pursuant to the Merger Agreement, the per share value of Registrant Common Stock which the holders of Shares would receive in the Merger will be determined during a randomly selected fifteen-day pricing period (the "Pricing Period") during the forty days ending five days before the meeting of stockholders of Revco to consider the Merger (the "Revco Special Meeting"). Holders of Shares would receive one share of Registrant Common Stock if the average market value per share of Registrant Common Stock during the Pricing Period is $27.50.

          If the average per share value of Registrant Common Stock determined during the Pricing Period is greater than $27.50, holders of Shares will receive, for each Share, the amount of Registrant Common Stock having a value so determined of $27.50 plus 50% of such increase in market value of Registrant Common Stock over $27.50, provided that in no event would the Registrant issue less than .91666 shares of its Common Stock for each Share in the Merger. Similarly, if the average per share value of Registrant Common Stock per share during the Pricing Period is less than $27.50, holders of Shares will receive, for each Share, Registrant Common Stock having a value so determined of $27.50 less 50% of such decrease in market value of Registrant Common Stock below $27.50, provided that in no event would the Registrant issue more than 1.125 shares of its Common Stock for each Share in the Merger.

          Alternatively, if the average per share value of Registrant Common Stock during the Pricing Period is less than $27.50, the Registrant would have the option of delivering, for each Share, one share of Registrant Common Stock plus cash in an amount equal to 50% of the decrease in market value of Registrant Common Stock below $27.50, provided that in no event would the Registrant pay more than $2.75 per share to be paid in cash.

          In the event that the stockholders of the Registrant do not approve of the issuance of Registrant Common Stock pursuant to the Merger, but all conditions to the Merger are otherwise satisfied or waived, Revco, the Registrant and the Purchaser will nonetheless consummate the Merger and each Share issued and outstanding immediately prior to the Effective Time (other than Shares held in treasury and Shares owned by the Registrant and its subsidiaries and other than Shares held by stockholders who have properly exercised and perfected appraisal rights) will, at the Effective Time be converted into the right to receive a combination of (x) shares of Registrant Common Stock which will represent in the aggregate 19.9% of the then outstanding shares of Registrant Common Stock (determined in a manner consistent with the determination of the Exchange Ratio) and (y) cash based on a pro rata portion of $27.50.

          The Merger Agreement also provides that in the event the Merger is not consummated prior to certain dates, holders of Shares will be entitled to receive interest on the consideration to be received in the Merger calculated at rates agreed to between the Registrant and Revco.

          The Offer was commenced on December 4, 1995, and is scheduled to expire at Midnight on Tuesday, January 2, 1996, unless extended by the Purchaser. The Offer is conditioned upon, among other things, 35,144,833 Shares, or such other number of Shares as equals 50.1% of the Shares outstanding on a fully diluted basis as of the expiration of the Offer, being validly tendered and not withdrawn prior to the expiration of the Offer. The Offer is also subject to other terms and conditions.

          In addition, on November 29, 1995, the Registrant and the Purchaser entered into a Stockholder Agreement (the "Stockholder Agreement") with Zell/Chilmark Fund, L.P. (the "Stockholder") pursuant to which the Stockholder, who has represented to the Registrant that it owns 13,102,288 Shares, representing approximately 19.7% of all outstanding Shares, has agreed, among other things, to (i) tender in the Offer and (ii) vote in favor of the Merger, upon the terms and conditions thereof, all Shares owned by the Stockholder.

          Also on November 29, 1995, the Registrant and the Purchaser entered into a Stock Option Agreement (the "Stock Option Agreement") with Revco pursuant to which Revco has granted to the Registrant an unconditional, irrevocable option (the "Stock Option") to purchase up to 13,251,010 fully paid and nonassessable Shares at a purchase price of $27.50 per share, or such other number of Shares as equals 19.9% of Revco's issued and outstanding Shares at the time of exercise of the Stock Option, exercisable upon the occurrence of certain events.

          On November 30, 1995, the Registrant and Revco issued a joint press release announcing the execution of the Merger
     Agreement, the Stockholder Agreement and the Stock Option
     Agreement. A copy of such press release is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

          Copies of the Merger Agreement, the Stockholder Agreement and the Stock Option Agreement are filed as Exhibits 2, 99.1 and 99.2, respectively, and are incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

          (a)  Financial Statements of the Businesses Acquired.
               Not Applicable.

          (b)  Pro Forma Financial Information.
               Not Applicable.

          (c)  Exhibits:

     Ex. No.     Description

          2. Agreement and Plan of Merger, dated as of November 29, 1995, by and among Rite Aid Corporation, Ocean Acquisition Corporation and Revco D.S., Inc.
                 (previously filed as Exhibit (c)(1) to the Registrant's Schedule 14D-1 filed with the Commission on December 4, 1995 and incorporated herein by reference).

        99.1. Stockholder Agreement, dated as of November 29, 1995, by and among the Registrant, the Purchaser and Zell/Chilmark Fund, L.P. (previously filed as Exhibit
                 (c)(2) to the Registrant's Schedule 14D-1 filed with the Commission on December 4, 1995 and incorporated herein by reference).

        99.2. Stock Option Agreement, dated as of November 29, 1995, by and among the Registrant, the Purchaser and Revco (previously filed as Exhibit (c)(3) to the Registrant's Schedule 14D-1 filed with the Commission on December 4, 1995 and incorporated herein by reference).

        99.3. Text of Press Release issued by the Registrant and Revco on November 30, 1995 (previously filed as Exhibit (a)(7) to the Registrant's Schedule 14D-1 filed with the Commission on December 4, 1995 and incorporated herein by reference).



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RITE AID CORPORATION

     Date: December 5, 1995
                                   By:/s/ Elliot S. Gerson
                                      __________________________
                                      Name:  Elliot S. Gerson
                                      Title: Senior Vice President



     EXHIBIT INDEX

     Ex. No.        Description

          2. Agreement and Plan of Merger, dated as of November 29, 1995, by and among Rite Aid Corporation, Ocean Acquisition Corporation and Revco D.S., Inc.
                 (previously filed as Exhibit (c)(1) to the Registrant's Schedule 14D-1 filed with the Commission on December 4, 1995 and incorporated herein by reference).

         99.1 Stockholder Agreement, dated as of November 29, 1995, by and among the Registrant, the Purchaser and Zell/Chilmark Fund, L.P. (previously filed as Exhibit
                 (c)(2) to the Registrant's Schedule 14D-1 filed with the Commission on December 4, 1995 and incorporated herein by reference).

         99.2 Stock Option Agreement, dated as of November 29, 1995, by and among the Registrant, the Purchaser and Revco (previously filed as Exhibit (c)(3) to the Registrant's Schedule 14D-1 filed with the Commission on December 4, 1995 and incorporated herein by reference).

         99.3 Text of Press Release issued by the Registrant and Revco on November 30, 1995 (previously filed as Exhibit (a)(7) to the Registrant's Schedule 14D-1 filed with the Commission on December 4, 1995 and incorporated herein by reference).